UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 15, 2005

    Beach First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-22503	58-1030117
(Commission File Number)	(IRS Employer Identification No.)

1550 Oak Street, Myrtle Beach, South Carolina (Address of principal executive offices)	29577 (Zip Code)

    (843) 626-2265
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

        On February 15, 2005, Beach First National Bancshares, Inc. and its wholly owned subsidiary, Beach First National Bank, issued a press release announcing the re-designed web site for Beach First National Bank. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 (c)    Exhibits.

                 The following exhibit is filed as part of this report:

Exhibit
Number           Description

99.1                   Press Release dated February 15, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Name: Richard N. Burch Title: Chief Financial Officer

Dated:  February 15, 2005

EXHIBIT INDEX

Exhibit
Number           Description

99.1                   Press Release dated February 15, 2005.

4